                                                                   EXHIBIT 10.25
                           LEASE OF COMMERCIAL SPACE

        This Lease of Commercial Space ("Lease") is entered into as of April 8, 1999, by and between The Paulsen Family Partnership (hereafter called "Landlord"), and Pets.com a California corporation (hereafter called "Tenant"). Now, therefore, it is agreed:

        1. PREMISES: Effective as of the "Commencement Date" (hereafter defined), Tenant hereby leases from Landlord a portion of the ground floor containing approximately Fifteen Thousand (15,000) rentable square feet in the building located in the City and County of San Francisco, California, commonly known as 435 Brannan Street. The square footage indicated herein is approximate only, and the rent provided herein shall not be adjusted by reason of the fact the actual square footage leased is more or less than the indicated square footage. The leased space is hereafter called the "Premises."

        2. TERM: Unless sooner terminated as provided herein, the term of this Lease shall be a period of three years from the Commencement Date. The "Commencement Date" shall be the date when the present tenant vacates and the Premises are delivered to Tenant, but not later than June 1, 1999. The Lease term may be terminated for any default as herein provided.

        3. BASE RENT: Tenant agrees to pay as base rent for the entire three year term the sum of [*] as indicated in the following chart. Base rent shall be an annual per square foot rental of [*] with annual [*] increases. The first four month's rent (including abatement of 1st month's rent) of [*] is due upon execution of this Lease.

                                                                                MONTHLY
            PERIOD                                 RENT                      INSTALLMENTS
            ------                                 ----                     -------------
Year 1:                          First month.  $0.                          Rent is abated.
11 month Balance of Year 1:      [*] per rsf per month, industrial               [*]
                                 gross.
Year 2:                          [*] per rsf per month, industrial gross         [*]
Year 3:                          [*] per rsf per month, industrial gross         [*]

        ADDITIONAL RENT: In addition to the base rent, Tenant shall pay as additional rent all other payments required under this Lease, including but not limited to, any payments for utilities, late charges and interest on delinquent sums due hereunder.

        4. ASSIGNMENT & SUBLETTING: Except as expressly provided herein, Tenant shall not assign this Lease or sublet any portion of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant agrees to provide Landlord with all information on the proposed subtenant or assignee requested by Landlord and the terms upon which the intended subtenancy or assignment is proposed. If Tenant wishes to sublet or assign the Lease and the remaining balance of the term is less than


*CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
 SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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two years, then Landlord may terminate the Lease and recapture the space by giving written notice to Tenant within 30 days of Tenant's request to sublet or assign, except for assignments related to a merger or acquisition, or a sublease to a related entity. Any assignment or subletting without Landlord's written consent shall be void, and Landlord may, at its option, terminate this Lease on such account.

        If; with Landlord's consent, Tenant assigns any interest in this Lease or sublets all or any portion of the Premises, any excess of the amounts received by Tenant for such assigned or sublet space over the amounts payable by Tenant hereunder with respect to such space shall be shared equally by Tenant and Landlord.

        5. LATE PAYMENTS: The above stated monthly installments of base rent for each calendar month of the term hereof shall be paid to Landlord monthly, in advance, on the first calendar day of each month of the term. If such base rent is not paid by the tenth calendar day of the month in question, it is agreed that Landlord will suffer damages the amount of which are difficult or impractical to fix. Therefore, Tenant will pay Landlord damages in the amount of $1,000 for each month that the base rent is not paid within such ten day period. Amounts due hereunder other than base rent shall be paid to Landlord within ten days after payment is demanded. All amounts which are not paid to Landlord when due, including base rent, shall bear interest at the rate of 10% per annum (or if a higher rate is permissible then at the maximum legal rate) from the date the same become delinquent (the eleventh of the month for base rent, the eleventh day after demand for all other amounts) until paid. Notwithstanding the foregoing, Tenant shall be entitled to one late payment exemption per Lease Year; as to the one annual late payment exemption, interest shall not commence to run until the first of the next month after the due date and shall run thereafter until paid. No interest shall accrue on the late payment charge.

        6. USE: Tenant may use the Premises for general office purposes. Tenant shall not use the Premises for any purpose which is unlawful, or contrary to applicable laws, regulations, or ordinances, or which tends to increase the existing rate of insurance on the building in which the Premises are located.

        7. ORDINANCES & STATUTES: Tenant shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, applicable to Tenant's particular use or occupancy of the Premises.

        8. MAINTENANCE & REPAIRS: Tenant shall, at its expense, clean, repair, and maintain the Premises in good order and repair, including, without limitation, maintenance and repair of the Premises to conform with applicable statutory requirements which apply to Tenant's particular use, and shall surrender the same upon termination of this Lease in as good a condition as received, normal wear and tear and acts of God and other casualties excepted. Without limiting the generality of the foregoing, Tenant, at Tenant's sole cost and expense shall comply with all requirements imposed by fire, health and safety codes and handicap access laws (including the American With Disabilities Act of 1992 ("ADA"), as such may be amended from time to time) when such compliance is required solely within the Premises by reason of with



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

Tenant's specific use of the Premises or because Tenant's application for a building permit triggers modifications to the Premises. If modifications to the Premises are required to make the same ADA compliant, but this requirement is imposed by a governmental entity having jurisdiction and is not triggered by any action of Tenant, Landlord and Tenant shall share equally the cost of compliance. If modifications to the building without the Premises are required to make the building ADA compliant, and this requirement of compliance is not triggered by any action of Tenant, Landlord shall be solely responsible for the cost of said modifications. Except as provided in the preceding two sentences, Landlord shall be responsible only for maintenance and repair of the roof, exterior walls, structural foundations, heating system, and common areas of the building. Landlord shall not be responsible for the repair of any damage caused by Tenant. Tenant waives the provisions of Sections 1941, 1941.1, 1941.2, 1941.4, and 1942 of the California Civil Code.

        9. IMPROVEMENTS: Except as provided in Section 34 below, Tenant shall make no alteration or improvement of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld beyond five (5) business days following Tenant's request. Prior to the commencement of any improvement or alteration, Tenant shall give Landlord copies of all proposed work to be performed and a schedule of the time for completion of such work. At least ten days before the commencement of any such work, Tenant shall give advance notice in writing to Landlord such that Landlord may post appropriate notices to avoid liability for liens. If any contractor, subcontractor, laborer or supplier of Tenant shall impose or seek to impose any lien upon the property in which the Premises are located, upon demand, Tenant shall promptly discharge and release or bond over any and all such liens. The failure to discharge or bond over any lien within fifteen (15) days following request shall be a default hereunder.

        10. WASTE: Tenant shall not commit any waste upon the Premises or permit or maintain any nuisance or act which may disturb the quiet enjoyment of any tenant in the building or the Landlord's management of the building.

        11. ENTRY & INSPECTION: Tenant shall permit Landlord or its agents to enter upon the Premises, at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Landlord, at any time within one hundred eighty days prior to the expiration of this lease, to place upon the Premises any usual "For Lease" signs, and will permit persons proposing to lease the same to inspect the Premises. No notice shall be necessary prior to Landlord's entry of the Premises in response to an emergency.

        12. LIABILITY & INDEMNIFICATION: Landlord shall not be liable for any damage or injury to person or property of Tenant, its employees or agents, excepting only such damage or injury as may be caused solely by Landlord's negligent or willful acts. Tenant shall indemnify, defend, save and hold Landlord harmless from any and all liability, costs and expenses (including attorneys' fees) arising from injury to any person and/or damage to any property occurring in, on or about the Premises excepting only such damage or injury as may be caused solely by Landlord's negligent or willful acts. Tenant also shall indemnify, defend, save



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and hold harmless Landlord from any and all liability, costs and expenses
(including attorneys' fees) arising from damage to the property of or injury to the person of any employee, customer or business invitee of Tenant wherever the same may occur excepting only such damage or injury as may be caused solely by Landlord's negligent or willful acts. The obligation of Tenant to indemnify hereunder shall survive the termination of this Lease.

        13. INSURANCE: Tenant will, at its expense, maintain commercial general liability insurance covering personal injuries and property damage with coverage not less than $1,000,000 single limit. Landlord shall be named as an additional insured on such policy or policies, and Landlord shall be provided a certificate of insurance for each. All such policies shall require thirty (30) days advance written notice to Landlord prior to cancellation or material change of coverage caused by Tennant. Tenant also, at its expense, shall insure all personal property, trade fixtures and improvements on the Premises against damage, excepting only such damage caused solely by Landlord's negligence or willful acts. All insurance policies required to be provided by Tenant shall be primary and shall contain a waiver of subrogation against Landlord. In the event that Tenant fails to provide Landlord with a certificate of insurance within 30 days of renewal, then upon written notice to Tenant, Landlord may, but shall have no obligation to, obtain insurance on Tenant's behalf and the cost of such insurance shall be paid by Tenant upon demand of Landlord. Landlord will obtain a waiver of subrogation against Tenant in the insurance policies Landlord maintains with respect to the Premises.

        14. UTILITIES: Tenant shall pay for all the utilities, including electricity, heat and other services, provided to the Premises excepting water, gas, taxes, refuse removal and sewer Tenant shall pay 44.8% of Landlord's bill for water, gas, refuse removal and sewer service to the 435 Brannan Street Building during the lease term. Tenant shall provide and pay for its own janitorial services and trash removal from the Premises.

        15. SIGNS: Landlord reserves the exclusive right to use and control the roof, side, front and rear walls of the building in which the Premises are located. Tenant shall not install any sign or awning without the prior written consent of Landlord. All signs and awnings installed by Tenant shall comply with all applicable laws and regulations.

        16. ABANDONMENT: Tenant shall not vacate or abandon the Premises at any time during the term hereof. If Tenant shall abandon or vacate the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant left upon the Premises shall be deemed to be abandoned, at the option of Landlord. Tenant shall be deemed to have abandoned the Premises if Tenant vacates the Premises for more than 15 consecutive days.

        17. TRADE FIXTURES: Any and all improvements made to the Premises during the term hereof shall belong to Landlord except Tenant's trade fixtures. Tenant may, upon termination hereof, remove all its trade fixtures, but shall repair or pay for all repairs necessary for damages to the Premises occasioned by such removal. Tenant shall pay all property taxes levied with respect to Tenant's trade fixtures, equipment and personal property.



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        18. CONDEMNATION: If any part of the Premises shall be taken or condemned for public use or transferred under threat of such condemnation, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part taken, terminate as of the date the condemnor acquires possession. Thereafter, Tenant shall pay such proportion of the base rent for the remaining term as the value of the Premises remaining bears to the total value of the Premises at the date of condemnation; provided however, that Landlord or Tenant may, at its option, terminate this Lease as of the date the condemnor acquires possession. In the event that, the Premises are condemned in whole, or that such portion is condemned or transferred under threat of condemnation so that the remainder is not susceptible for use hereunder, this Lease shall terminated upon the date upon which the condemnor acquires possession. All amounts which may be payable on account of any condemnation or transfer under threat of condemnation shall belong to Landlord, and Tenant shall not be entitled to any part thereof Notwithstanding the foregoing, Tenant may separately apply to the condemnor for compensation payable, if any, for Tenant's trade fixtures and moving expenses provided that such application will not unreasonably delay or diminish Landlord's award. The parties waive the provisions of Section 1265.130 of the California Code of Civil Procedure.

        19. DESTRUCTION OF PREMISES: In the event of a partial destruction of the Premises during the term hereof from any cause covered by insurance, Landlord will forthwith repair the same provided that in Landlord's judgment such repairs can reasonably be made within ninety (90) days following the date of such destruction under existing governmental laws and regulations, taking into consideration the availability of labor and materials and based on regular working hours without overtime. Such partial destruction shall not terminate this Lease, except that Tenant shall be entitled to a proportionate reduction of base rent while such repairs are being made, based upon the extent to which the making of such repairs interferes with the business of Tenant on the Premises. In the event Landlord elects not to make repairs which are uninsured or cannot reasonably be made within the ninety (90) day period, this Lease may be terminated at the option of either party. In the event the building in which the Premises are situated is destroyed to an extent of not less than one-third of the replacement cost thereof, Landlord may elect to terminate this Lease whether the Premises are injured or not. A total destruction of the building in which the Premises are located shall terminate this Lease. Tenant waives the provisions of Section 1932 and 1933(4) of the California Civil Code.

        20. HAZARDOUS MATERIALS: Tenant shall not use, store, or dispose of any hazardous substances upon or about the Premises or the building. The term "hazardous substances" means any hazardous waste, substance or toxic materials regulated under any federal, state or local environmental laws or regulations. Tenant will indemnify, hold harmless and defend Landlord against any loss, clean-up cost, governmental fines, and any other kind of liability which Landlord may incur or suffer as a result of Tenant's breach of this provision, whether such liability is incurred before, during or after the term of this Lease. This obligations of Tenant hereunder shall survive the termination of the Lease.

        21. INSOLVENCY: In the event a receiver is appointed to take over the business of Tenant, or Tenant makes a general assignment for the benefit of creditors, or Tenant takes or



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suffers any action under any insolvency or bankruptcy act, the same shall constitute a breach of this Lease by Tenant.

        22. REMEDIES OF LANDLORD ON DEFAULT: In the event of any breach of this Lease by Tenant, Landlord may, at its option, terminate the Lease and recover from Tenant: (a) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. Landlord may, in the alternative, continue this Lease in effect, as long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under the Lease, including the right to recover the rent as it becomes due. If said breach of Lease continues, Landlord may, at any time thereafter, elect to terminate this Lease. In addition to any and all other remedies, Landlord has the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). Nothing herein shall be deemed to limit any other rights or remedies which Landlord may have in law, equity or by contract.

        23. SECURITY DEPOSIT: Upon execution of this Lease, Tenant shall pay Landlord the cash sum of [*] as a security deposit.

        The security deposit shall be held by Landlord to secure the performance of Tenant's obligations hereunder. Landlord may, but is not obligated, to apply all or portions of said deposit on account of Tenant's obligations hereunder. To the extent the deposit is so applied by Landlord, Tenant shall, upon demand by Landlord, replenish such deposit to [*]. Tenant does not have the right to apply the security deposit in payment of the last month's rent. Any unapplied balance of the security deposit remaining upon termination of the Lease shall be returned to Tenant within two weeks following delivery of possession of the Premises to Landlord, and Landlord shall upon such return advise Tenant in writing of all charges made against the security deposit. Landlord may commingle the funds of the security deposit with other funds of Landlord. No interest shall be payable by Landlord on the security deposit.

        24. ATTORNEY'S FEES & COSTS: In any arbitration, legal action or other proceeding involving a dispute between Landlord and Tenant arising out of the execution of this Lease, or to enforce the terms and conditions of this Lease, or to recover possession of the Premises from Tenant, or to monitor any bankruptcy or insolvency proceeding in which Tenant is the bankrupt or insolvent party, the prevailing party shall be entitled to receive from the other party reasonable attorneys' fees, expert witness fees, appraisal fees and all other costs incurred in


*CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
 SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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connection with such arbitration, legal action or proceeding, (including the cost of enforcing any judgment or order) to be determined by any court or arbitration panel.

        25. ARBITRATION: Any dispute with respect to determinations under paragraphs 5, 6, 18, and 19 hereof shall be resolved by arbitration before one arbitrator selected by agreement of both parties, or if no agreement is reached within ten days then as selected by the Presiding Judge of the Superior Court sitting in San Francisco. The arbitration shall be conducted in accordance with the Rules of Commercial Arbitration of the American Arbitration Association.

        26. WAIVER: No failure of Landlord to enforce any term here of shall be deemed to be a waiver of that or of any other term or condition, and Landlord's acceptance of rent shall not be construed as a waiver of any breach of this Lease occurring prior to such rent payment.

        27. NOTICES: Any notice which any party may or is required to give may be given by personal delivery or by mailing the same, with first class postage prepaid, addressed to Landlord at 435 Brannan Street, San Francisco, CA 94107, to Tenant at 435 Brannan Street, San Francisco, CA 94107, or to such other address as either party may designate in writing from time to time.

        28. HOLDING OVER: Any holding over after the expiration of this Lease, with the Landlord, shall be construed as a month-to-month tenancy at a monthly base rental 150% of the base rental for the month immediately preceding the expiration of the Lease and otherwise in accordance with the terms hereof as applicable. Any holding over without the consent of Landlord shall be a breach of this Lease and in addition to any amounts due hereunder, Landlord shall also recover from Tenant all consequential damages arising from such holding over.

        29. TIME: Time is of the essence of this Lease.

        30. SUCCESSOR LANDLORD: In the event of transfer of Landlord's interest in the building in which the Premises are located, the Landlord named herein (or the grantor in case of any subsequent transfers) shall be relieved of all liability related to Landlord's obligations to be performed after such transfer. Provided, however, that any security deposit or other funds in the hands of Landlord (or grantor) at the time of such transfer shall be delivered to the transferee. Landlord's obligations hereunder shall be binding upon Landlord's successors and assigns only during their respective periods of ownership of the building in which the leased Premises are located. Except as heretofore provided, this Lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest of the parties.

        31. ESTOPPEL CERTIFICATE: (a) Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance, if any, and (2) acknowledging that there are not, to Tenant's



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

knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective buyer or encumbrance of the building in which the Premises are located.

               (b) At Landlord's option, Tenant's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Tenant (1) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (2) that there are no uncured defaults in Landlord's performance, and (3) that not more that one month's rent has been paid in advance, except pursuant to the Lease terms..

               (c) If Landlord desires to finance, refinance, or sell the building in which the Premises are located, or any part thereof, Tenant agrees to deliver to any prospective lender or buyer designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or buyer. All such financial statements shall be received by Landlord and such lender or buyer in confidence and shall be used only for the purposes herein set forth.

        32. INTERPRETATION: All provisions hereof, whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions. The unenforceability, invalidity, or illegality of any provision hereof shall not render the other provisions unenforceable, invalid or illegal. The paragraph captions of this Lease are for ease of reference only and shall have no effect on its interpretation. Where required by the context hereof, the singular shall include the plural and the neuter shall include the masculine and feminine.

        33. CONDITION OF PREMISES: Landlord will deliver the Premises to Tenant in a broom clean condition. Tenant understands and agrees that it is leasing the Premises in an "As Is, Where Is" condition and that Landlord has not agreed to make any leasehold improvements to the Premises. Landlord has made no structural report with respect to the condition of the Premises nor has Landlord made any investigation with respect to the presence of asbestos or other toxic substances on the Premises, and Landlord makes no representation with respect thereto. Tenant acknowledges that to the extent Tenant wishes any such investigation or report to be made, Tenant will undertake the same at Tenant's expense.

        34. TENANT'S EXPANSION REQUIREMENTS: Landlord will endeavor to work with tenants to accommodate Tenant's expansion requirements.

        35. POSSESSION: It is Landlord's intention to deliver possession of the Premises to Tenant upon vacation of the same by the present tenant, with the Commencement Date (for purposes of beginning the rent abatement period, and thereafter for the payment of rent) being no later than June 1, 1999. Should Landlord be unable to deliver possession of the Premises at the Commencement Date provided herein, Landlord will not be liable for any damage caused by the delay nor will this Lease be void or voidable, but Tenant will not be liable for any rent until possession is delivered. Tenant may terminate this Lease if possession is not delivered by July 1, 1999.



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

        36. TAX INCREASES: In the event there is any increase during any year of the term of this Lease in real property taxes on the land and building in which the Premises are situated over and above the amount of such taxes assessed for the tax year during which the term of the Lease commences, Tenant will pay to Landlord an amount equal to 44.8% of the increase in such taxes. In the event such taxes are assessed for a tax year extending beyond the Lease term, the obligation of Tenant will be prorated.

        37. RENT TAXES: Tenant shall reimburse Landlord for all occupation taxes, gross receipts taxes or similar taxes (other than taxes on net income) assessed on or measured by the rentals paid to Landlord hereunder.

        38. ENTIRE AGREEMENT: This Lease constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements, understandings, representations and negotiations with respect thereto. This Lease may be modified only by an agreement in writing executed by all parties.

        IN WITNESS WHEREOF these presents are executed as of the date first above written.

"Tenant"                              "Landlord"

Pets.com                              The Paulsen Family Partnership



    /s/ Julie Wainwright                  /s/ Alice H. Paulsen
------------------------------        -------------------------------


        CEO                                   Alice H. Paulsen
------------------------------        -------------------------------




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

                          AMENDMENT TO COMMERCIAL LEASE

        This Amendment to Commercial Lease ("Amendment") is entered into as of June 1, 1999 (the "Effective Date"), by and between The Paulsen Family Partnership (hereinafter called "Landlord") and Pets.com, a California corporation (hereinafter called "Tenant). Now, therefore, it is agreed:

                                    Recitals

        A. Landlord and Tenant are parties to that certain Lease of Commercial Space ("Lease") covering a portion of the ground floor containing approximately fifteen thousand (15,000) rentable square feet in the building located in the City and County of San Francisco commonly known as 435 Brannan Street. Said Lease commenced on June 1 ,1999.

        B. Landlord has available for lease, and Tenant desires to lease, suite 200 in said 435 Brannan Street building, consisting of approximately two thousand (2,000) rentable square feet located on the second floor as set forth in Exhibit A ("Amendment Space"). The square footage indicated herein is approximate only, and the rent provided in this Amendment shall not be adjusted by reason of the fact the actual square footage leased pursuant to this Amendment is more or less than the indicated square footage.

        C. The Amendment Space, and the rent payable pursuant to this Amendment shall be a part of, and shall be governed by the terms and conditions of the Lease, except as otherwise set forth in this Amendment. The rent adjustment dates provided for in paragraph 1 below shall be the same dates as the rent adjustment dates for the Base Rent under the Lease. This lease for the Amendment Space shall be co-terminus with the termination date of the Lease. Except for the first period of the Amendment Space lease term and the rent payable for the Amendment Space, all of the terms and conditions of the Lease shall be fully applicable to the Amendment Space.

                                    Agreement

        NOW THEREFORE it is agreed as follows:

        1. All of the above recitals are incorporated into this Amendment.

        2. On or before the Effective Date, Landlord shall deliver possession of the Amendment Space to Tenant.

        3. Commencing on the Effective Date, and subject to the terms of the Lease, Tenant agrees to pay as base rent for the Amendment Space the rent indicated in the following chart. Base rent shall be an annual per square foot rental of [*] with annual [*] increases. The first month's rent of [*] is due upon execution of the Amendment.


                    PERIOD                                RENT             MONTHLY INSTALLMENTS
                    ------                                ----             --------------------
Balance of first year under ground floor Lease   [*] per rsf per month             [*]
Year 2                                           [*] per rsf per month             [*]
Year 3                                           [*] per rsf per month             [*]

        4. Except as otherwise set forth in this Amendment, all of the terms and conditions of the Lease, including, but not limited to the Lease termination date, apply to this Amendment as if the same were fully set forth herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment to Lease as of the day and year first above written.

"Tenant"                                "Landlord"

Pets.com                                Paulsen Family Partnership



By  /s/ Julie Wainwright                By  /s/ Alice H. Paulsen
  ----------------------------            --------------------------------

By                                      By
  ----------------------------            --------------------------------


*CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
 SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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

                      SECOND AMENDMENT TO COMMERCIAL LEASE

        This Second Amendment to Commercial Lease ("Second Amendment") is entered into as of October 1, 1999 (the "Effective Date"), by and between The Paulsen Family Partnership (hereinafter called "Landlord") and Pets.com, a California corporation (hereinafter called "Tenant). Now, therefore, it is agreed:

                                    Recitals

        A. Landlord and Tenant are parties to that certain Lease of Commercial Space ("Lease") covering a portion of the ground floor containing approximately fifteen thousand (15,000) rentable square feet in the building located in the City and County of San Francisco commonly known as 435 Brannan Street ("the Property"). Said Lease commenced on June 1, 1999.

        B. Landlord and Tenant are parties to that certain Amendment to Commercial Lease ("Amendment") through which the parties added Suite 200 in said 435 Brannan Street building, consisting of approximately two thousand (2,000) rentable square feet located on the second floor of the Property. The effective date of the Amendment is June 1, 1999. The space covered by the Lease and the Amendment is referred to herein as the Premises.

        C. In connection with certain leasehold improvements which Tenant is making to the Premises, the applicable governmental authority is requiring certain changes to the building common area in order to comply with applicable codes, statutes and regulations, including, but not limited to, the requirements of the Americans with Disabilities Act. Tenant is willing to make said changes at Tenant's sole cost and expense, but only if Landlord will grant Tenant an option to extend the term of Tenant's Lease of the Premises for an additional two (2) years and if Landlord will make certain other adjustments to the terms of the Lease.

        D. Tenant desires to add suite 207 on the second floor of the building in which the Premises are located and Landlord is willing to lease said suite to Tenant at a rental rate of [*] per month. The total rent payable under the Lease will be increased by this monthly amount. Tenant shall have the right to surrender suite 207 upon sixty (60) day's written notice to Landlord. Upon surrender of suite 207 the total rent due under the Lease will be reduced by the then applicable rent for said space. The rent for suite 207 will increase by three percent [*] per year adjusted on the first anniversary of the original Lease and on each anniversary thereafter.

                                    Agreement

        NOW THEREFORE it is agreed as follows:

        1. All of the above recitals are incorporated into this Second
Amendment.

        2. On condition that Tenant is not in default in the performance of any of the terms and conditions of the Lease, either at the time of exercise or at the time of the commencement of the option term, Landlord grants to Tenant the option ("Option") to extend the term of Tenants Lease of the Premises for a period of two (2) years, on the following terms and conditions.

               a. Tenant shall give Landlord written notice of its election to exercise this Option not less then nine (9) months prior to the commencement of the Option term.


*CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
 SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               b. The rent for the period of the first year of the option term shall be a three percent [*] per annum increase over the rent paid by Tenant during the last year of the original Lease term. The rent for the period of the second year of the Option term shall be a three percent [*] per annum increase over the rent paid by Tenant during the first year of the Option term, as reflected in the following table:

             Period                           Rent                         Monthly Installments
             ------                           ----                         --------------------
Year 1 of Option term             [*] per rsf per month                             [*]
                                  ground floor, [*]
                                  per rsf per month for suite 200 on the second floor and
                                  [*] per month for suite 207 on the second floor, Industrial gross

Year 2 of Option term             [*] per rsf per month                             [*]
                                  ground floor, [*]
                                  per rsf per month for suite 200 on the second floor and
                                  [*] per month for suite 207 on the second floor, Industrial gross


        3. The third sentence of Paragraph 4 of the Lease, which presently reads as follows:

"If Tenant wishes to sublet or assign the Lease and the remaining balance of the term is less than two years, then Landlord may terminate the Lease and recapture the space by giving written notice to Tenant with in 30 days of Tenant's request to sublet or assign, except for assignments related to a merger or acquisition, or a sublease to a related entity."

hereby is deleted in its entirety.

               The last paragraph of Paragraph 4 of the Lease is amended to read, in its entirety, as follows:

"If, with Landlord's consent, Tenant assigns any interest in this Lease or sublets all or any portion of the Premises, any excess of the amounts received by Tenant for such assigned or sublet space over the amounts paid by Tenant with respect to such space as detailed on Exhibit A hereto and any leasing commissions and attorney's fees for new subtenant or assignee paid by Tenant, shall be shared equally by Tenant and Landlord."

               A new paragraph is added at the end of Paragraph 4 of the Lease, which new paragraph reads as follows:

"Notwithstanding anything to the contrary in this Lease, Tenant may, without Landlord's prior written consent and without any participation by Landlord in assignment or subletting proceeds, sublet the Premises or assign the Lease to
(a) a subsidiary, affiliate, division or corporation


*CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
 SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

controlling, controlled by or under common control with Tenant; (b) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action; of (c) a purchaser of substantially all of Tenant's assets located in the Premises. The above is referenced hereafter as "Permitted Transfer". For purposes of this Lease, sale of Tenant's capital stock through any public exchange or issuance for purposes of raising capital shall not be deemed an assignment, subletting or any other transfer of the Lease of the Premises."

        4. Except as otherwise set forth in this Second Amendment, during the Option term all of the terms and conditions of the Lease, including, but not limited to, the provisions relating to Additional Rent, Late Payments, Insurance, Utilities, Security Deposit, Holding Over, Tax Increases and Rent Taxes, shall apply to this Second Amendment as if the same were fully set forth herein. Where applicable, the base year from which any payment increases are to be measured shall continue to be 1999.

        IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease as of the day and year first above written.

"Tenant"                                 "Landlord"

Pets.com, Inc.                           Paulsen Family Partnership


By  /s/Julie Wainwright CEO              By  /s/  A. R.Paulsen
  -----------------------------            -------------------------------
By                                       By  Alice H. Paulsen
  -----------------------------            -------------------------------

                    ROOFTOP SATELLITE DISH LICENSE AGREEMENT


        This Rooftop Satellite Dish License Agreement ("Agreement') is made as of the 28th day of May, 1999 by and between The Paulsen Family Partnership ("Landlord") and pets.com ("Tenant") with reference to the following:

                                    Recitals

        A. Landlord and Tenant have entered into that certain Lease of Commercial Space dated April 8, 1999, relating to a portion of the building commonly known as 435 Brannan Street, San Francisco, California (the "Lease").

        B. Notwithstanding the provisions of Section 15 of the Lease (reserving to Landlord exclusive right to use and control the roof, side front and rear walls of the building in which the Premises are located), Landlord is willing to grant to Tenant the right to install, operate and maintain a rooftop satellite dish ("Satellite Dish") on the 435 Brannan Street building, subject, however, to the terms and conditions of this Agreement.

        C. Tenant understands that the installation, operation and maintenance of the Satellite Dish may expose the Landlord to liability by reason of, but not limited to, the following: (i) injury to persons or property if the Satellite Dish or any of the installation brackets, bolts, wires or other fixtures or fastenings used to secure the same should become dislodged during installation, maintenance, removal, or by reason of weather conditions or otherwise; (ii) injury to workers and their property, vehicles or equipment, during the installation, maintenance or removal of the Satellite Dish, if said workers should fall, drop tools or materials, or otherwise; (iii) damage to the building by reason of (aa) the temporary or permanent installation of ladders, hoists, scaffolding, or other means of access to the roof, (bb) damage to the roof by reason of roof, penetrations for the mounting, securing or other fastening of the Satellite Dish to the structure, (cc) damage to the building or its contents (whether belonging to the Landlord, the Tenant or other Tenants, customers, employees or invitees of Landlord or any building tenant) because of water, air, dust or other elements which flow, seep or pass through roof penetrations made to secure the Satellite Dish to the building.

        NOW THEREFORE, IT IS AGREED:

        1. During the term of Tenant's Lease, Landlord hereby grants to Tenant permission to install, operate and maintain one (1) rooftop Satellite Dish on the building at 435 Brannan Street, San Francisco, California, all as more particularly described on Exhibit A attached hereto and made a part hereof.

        2. Tenant shall not be required to pay additional rent or a license fee in conjunction with the license granted herein.

        3. Tenant, for itself, its owners, officers, directors, agents, successors and assigns hereby agrees to indemnify, hold harmless and defend Landlord and Landlord's current and former officers, shareholders, members, agents, employees, successors and assigns ("Indemnified Parties") from any and all claims, demands, liabilities, actions, causes of action or costs, including, but not limited to, attorneys' fees and expenses arising out of or in any way connected with the installation, operation, maintenance and/or removal of said Satellite Dish, together with attorneys' fees and costs incurred in the preparation of this Agreement in an amount not to exceed $250.

        4. Upon expiration or earlier termination of Tenant's Lease, or upon Landlord's earlier written demand, Tenant shall cause the Satellite Dish to be removed from the building and all damage caused thereby to be repaired.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"Landlord"                                "Tenant"

The Paulsen Family Trust                  Pets.com.


By  /s/   A. R. Paulsen                   By  /s/  Julie Wainwright
  -----------------------------             -------------------------------


                                      -2-